EXHIBIT 99.26

CWABS 2004-3

Assumptions
-----------
60% Severity.
6-mo Recovery Lag.
Trigger Failing.
Run to Maturity.
100% Servicer Advance.
100% Pricing Speed
Defaults on Top of Prepayment.



                                -----------------------------------------------------------------------------------
                                Forward LIBOR                             Forward LIBOR + 200bp.
                                -----------------------------------------------------------------------------------
                                  Break CDR         Collat Cum Loss         Break CDR           Collat Cum Loss
-------------------------------------------------------------------------------------------------------------------
              M7                       5.88      190,327,075.76 (9.52%)          3.66        124,185,457.87 (6.21%)
-------------------------------------------------------------------------------------------------------------------
               B                       4.89      161,564,499.75 (8.08%)          2.86         98,753,867.04 (4.94%)
-------------------------------------------------------------------------------------------------------------------